                                                                    EXHIBIT 10.2
                                PROMISSORY NOTE

The Provident Bank                                              Loan No.  ______
                                                                Note No.  ______

$ 5,000,000.00     Columbus, Ohio                               February 1, 1998

The undersigned, for value received, promises to pay to the order of THE PROVIDENT BANK, a state banking corporation ("Bank" which term shall include subsequent holders hereof), at any of its offices, the sum of Five Million and 00/100 Dollars ($5,000,000.00), (the "Maximum Credit") or so much thereof as is loaned by the holder pursuant to the provisions hereof, together with interest until maturity (whether by acceleration or otherwise) at the rate equal to one percent (1%) below the Prime Rate, as defined herein, charged by the Bank, computed on the basis of a year of 360 days for the actual number of days elapsed, and after default hereunder, demand or maturity, whether at stated maturity or by acceleration, at a rate four (4) percentage points greater than the stated rate (the "Default Rate"). Interest shall be due and payable monthly on the first business day of each calendar month, commencing March 1, 1998, and at maturity. Principal shall be due and payable one hundred eighty days (180) after the date hereof.

The undersigned hereby states that the purpose of the loan evidenced by this
Note is further identified in Subsection 2.2 in the Amended and Restated Loan and Security Agreement dated September 30, 1997 and the First Amendment to the Amended and Restated Loan and Security Agreement commencing February 1, 1998.

         If any payment of principal or interest is not paid when due, or in the event of insolvency, bankruptcy, business failure, default in the payment of other obligations or receivership of or concerning any maker, guarantor or endorser hereof, this Note shall, at the option of its holder, become immediately due and payable, without demand or notice. The undersigned shall promptly provide such financial information as the holder shall reasonably request from time to time. It shall also be a Default under this Note in the event of the dissolution of any corporation, real estate investment trust or partnership, borrower or guarantor.

         As collateral security for the payment of the amounts from time to time owing hereunder, Borrower and all indorsers hereby grants to the holder a security interest in (i) all property in which the holder now or hereafter holds a security interest pursuant to any and all assignments, pledges and security agreements between the undersigned and the holder and (ii) all accounts, securities and properties now or hereafter in the possession of the holder and in which the undersigned or any indorsers have any interest. Upon this Note becoming due under any of its terms and provisions, and not being fully paid and satisfied, the total sum then due hereunder may, at any time and from time to time, be charged against any account or accounts maintained with the holder hereof by any of the undersigned or any endorser, without notice to or further consent from any of them, and the undersigned and all endorsers agree to be and remain jointly and severally liable for all remaining indebtedness represented by this Note in excess of the amount or amounts so applied. The undersigned and the holder intend that this indebtedness shall be secured by any and all mortgages heretofore or hereafter granted by the undersigned in favor of the holder.

         Prime Rate is that annual percentage rate of interest which is established by The Provident Bank from time to time as its prime rate, whether or not such rate is publicly announced, and which provides a base to which loan rates may be referenced. Prime rate is not necessarily the lowest lending rate of The Provident Bank. A rate based on the prime rate will change each time and as of the date that the prime rate changes. If any payment of principal or interest is not paid when due or if the undersigned shall otherwise default in the performance of its obligations hereunder or under any other note or agreement with the holder, the holder at its option, may charge and collect, or add to the unpaid balance hereof, a late charge up to the greater of $250.00 or
 .1% of the unpaid balance of this Note at the time of such delinquency for each such delinquency to cover the extra expense incident to handling delinquent accounts, or increase the interest rate on the unpaid balance to the Default Rate. The holder may charge interest at the rate provided herein on all interest and other amounts owing hereunder which are not paid when due.

         The undersigned, all endorsers hereof, any other party hereto, and any guarantor hereof (collectively "Obligors") each (i) waive(s) presentment, demand, notice of demand, protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, or any endorsement or guaranty of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers or any term hereof or release or discharge by the holder of any of Obligors or release, substitution or exchange of security for the payment hereof or the failure to act on the part of the holder or any indulgence shown by the holder, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the holder shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by the holder of, or otherwise affect, any of the holder's rights under this Note, under any endorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. The undersigned and all endorsers further agree to reimburse the holder for all advances, charges, costs and expenses, including reasonable attorney's fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement thereof. If the undersigned are more than one (1), the liability of the undersigned hereon is joint and several, and the term "undersigned", as used herein, means any one or more of them.

         The undersigned and all endorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court or record in the State of Ohio or any other State or Territory of the United States, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the undersigned and all endorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. This warrant of attorney to confess judgment is a joint and several warrant or attorney. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all indorsers or any one or more of them. The undersigned and all indorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.


THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF OHIO. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO BORROWER AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL THE UNDERSIGNED AND ALL INDORSERS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING THE HOLDER AND THE UNDERSIGNED. THE UNDERSIGNED HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN COLUMBUS, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE UNDERSIGNED CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.



                            SIGNED AND ACKNOWLEDGED:


WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Realty Services, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Apartment Management Group,
                                            Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer




WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP VIII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP X Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer



WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Apartment Services, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Industries Development
                                            Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                     Cardinal Ancillary Insurance Agency,
                                     Inc., an Ohio Corporation


                                     By: /s/ John B. Bartling
                                        ---------------------------------
                                        John B. Bartling,
                                     Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                     Cardinal Ancillary Insurance Agency, Inc.,
                                     A Delaware Corporation


                                     By: /s/ John B. Bartling
                                         ---------------------------------
                                         John B. Bartling,
                                     Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Industries of Florida
                                            Services Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Industries of Georgia
                                            Services Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                        Cardinal Industries of Texas, Inc.


                                        By: /s/ John B. Bartling
                                           ---------------------------------
                                           John B. Bartling,
                                        Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                        Cardinal Industries Services Corporation


                                        By: /s/ John B. Bartling
                                           ---------------------------------
                                           John B. Bartling,
                                        Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                           Cardinal Realty Company


                                           By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                           Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                           Cardinal Regulatory of Kentucky, Inc.


                                           By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                           Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal Regulatory of West
                                            Virginia, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            CII of Pennsylvania, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            R/E Management Services, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Walker Place Limited Liability
                                            Company


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Lexford Properties of Colorado, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Lexford Northwest, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XIII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XIV Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XV Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XVI Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XVII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XVIII Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Cardinal GP XIX Corporation,
                                            fka Cardinal GP XIX Corporation


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            Premiere Management Company, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).

                                            LEAF Asset Management, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer


WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).


                                            Lexford Properties, Inc.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer

WARNING--BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR, WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE. (SEC. 2323.13, O.R.C.).


                                            Lexford Residential Trust.


                                            By: /s/ John B. Bartling
                                               ---------------------------------
                                               John B. Bartling,
                                            Its: Chief Executive Officer